Date: November 2, 2017

Media Contact:	Investor Contact:
Michael Kinney	Dennis Puma
732-938-1031	732-938-1229
mkinney@njresources.com	dpuma@njresources.com

New Jersey Resources Announces Acquisition of Pennsylvania Pipeline
from Talen Generation
Adelphia Gateway project will provide natural gas to underserved customers in the greater Philadelphia region

Wall, N.J. -- New Jersey Resources (NYSE: NJR) today announced its subsidiary, Adelphia Gateway, LLC, has entered into an agreement with Talen Generation, LLC (Talen Generation), a subsidiary of Talen Energy Corporation, to purchase all of Talen Generation’s membership interests in Interstate Energy Company LLC, which owns and operates an existing 84-mile pipeline in southeastern Pennsylvania, for an estimated $166 million, plus additional contingent payments of up to $23 million based on certain specified conditions. The transaction is expected to close following receipt of all necessary permits and regulatory actions, including those from the Federal Energy Regulatory Commission and the Pennsylvania Public Utility Commission.

NJR’s Adelphia Gateway project will repurpose the southern 50-mile portion of the pipeline to flow natural gas and provide customers in the greater Philadelphia region with a needed, new source of clean, safe, low-cost supply. This innovative approach utilizes existing infrastructure to meet market demand with minimal new construction or impact to the environment. Once converted, the pipeline will be able to transport an incremental 250,000 dekatherms per day, approximately 91 million dekatherms per year, of natural gas to the greater Philadelphia market.

“With the growing demand for clean, low-cost natural gas, Adelphia Gateway will play a pivotal role in delivering much needed supply to customers in the Philadelphia market, as well as providing value for our company and shareowners,” said Steve Westhoven, senior vice president of NJR Midstream, a subsidiary of New Jersey Resources. “Today, the Philadelphia market is constrained with limited access to affordable energy sources. With the Adelphia Gateway project, we look forward to applying our market expertise to serve customers and support economic development opportunities in the region.”

The northern 34 miles of the pipeline, extending from western Bucks County to Northampton County, were converted to deliver natural gas in 1996. Originally constructed in the 1970s to transport oil, the 18-inch diameter pipeline runs through Pennsylvania from Marcus Hook, just south of Philadelphia, north to Martins Creek, Pennsylvania.

New Jersey Resources Announces Acquisition of Pennsylvania Pipeline
from Talen Generation
Adelphia Gateway project will provide natural gas to underserved customers in the greater
Philadelphia region

For more information on the Adelphia Gateway project, visit AdelphiaGateway.com.

Forward Looking Statements

Certain statements contained in this release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. New Jersey Resources (NJR or the Company) cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this release include, but are not limited to, certain statements regarding the Interstate Energy Company (IEC) acquisition, the Adelphia Gateway project, future capital plans and expenditures and infrastructure investments.

The factors that could cause actual results to differ materially from NJR’s expectations, assumptions and beliefs include, but are not limited to, the ability of the parties to consummate the IEC transaction including obtaining Federal Energy Regulatory Commission approval and satisfying the other closing conditions; the ability to complete the Adelphia Gateway project including obtaining the applicable regulatory approvals; the ability to obtain the anticipated benefits of the IEC transaction and the Adelphia Gateway project; the timing to consummate the proposed transactions; the transactions may involve unexpected costs, liabilities or delays; weather and economic conditions; demographic changes in NJR’s service territory and their effect on NJR’s customer growth; volatility of natural gas and other commodity prices and their impact on customer usage, our risk management efforts; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to our Company; the impact of volatility in the credit markets on our access to capital; the ability to comply with debt covenants; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties, and liquidity in the energy trading market; the ability to obtain governmental and regulatory approvals and land-use rights and/or financing for the construction, development and operation of our unregulated energy investments in a timely manner; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; operating risks incidental to handling, storing, transporting and providing customers with natural gas; risks related to our employee workforce; the regulatory and pricing policies of federal and state regulatory agencies; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; the impact of a disallowance of recovery of environmental-related expenditures and other regulatory changes; environmental-related and other litigation and other uncertainties; risks related to cyber-attack or failure of information technology systems; and the impact of natural disasters, terrorist activities and other extreme events on our operations and customers. The aforementioned factors are detailed in the “Risk Factors” section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on November 22, 2016, which is available on the SEC’s website at sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

New Jersey Resources Announces Acquisition of Pennsylvania Pipeline
from Talen Generation
Adelphia Gateway project will provide natural gas to underserved customers in the greater
Philadelphia region

About New Jersey Resources

New Jersey Resources (NYSE: NJR) is a Fortune 1000 company that, through its subsidiaries, provides safe and reliable natural gas and clean energy services, including transportation, distribution, asset management and home services. NJR is composed of five primary businesses:

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New Jersey Natural Gas, NJR’s principal subsidiary, operates and maintains over 7,300 miles of natural gas transportation and distribution infrastructure to serve over half a million customers in New Jersey’s Monmouth, Ocean and parts of Morris, Middlesex and Burlington counties.

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NJR Clean Energy Ventures invests in, owns and operates solar and onshore wind projects with a total capacity of more than 300 megawatts, providing residential and commercial customers with low-carbon solutions.

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NJR Energy Services manages a diversified portfolio of natural gas transportation and storage assets and provides physical natural gas services and customized energy solutions to its customers across North America.

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NJR Midstream serves customers from local distributors and producers to electric generators and wholesale marketers through its 50 percent equity ownership in the Steckman Ridge natural gas storage facility and its stake in Dominion Midstream Partners, L.P., as well as its 20 percent equity interest in the PennEast Pipeline Project.

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NJR Home Services provides service contracts as well as heating, central air conditioning, water heaters, standby generators, solar and other indoor and outdoor comfort products to residential homes throughout New Jersey.

NJR and its more than 1,000 employees are committed to helping customers save energy and money by promoting conservation and encouraging efficiency through Conserve to Preserve® and initiatives such as The SAVEGREEN Project® and The Sunlight Advantage®.

For more information about NJR:

Visit www.njresources.com.
Follow us on Twitter @NJNaturalGas.
“Like” us on facebook.com/NewJerseyNaturalGas.
Download our free NJR investor relations app for iPad, iPhone and Android.

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